UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1330 Avenue of the Americas, Suite 23 A, New York, NY	10019
(Address of principal executive offices)	(zip code)

(212) 653-0946
(Registrant’s telephone number, including area code)

_____________________________________________
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Viking Energy Group, Inc. (the Company) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2017 (the “Initial Report”), which disclosed the completion of the Company’s acquisition of all of the issued and outstanding membership interests in Petrodome Energy, LLC, and each of its subsidiaries described in the Acquisition Agreement (the “Acquired Companies”).

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 on Form 8-K/A is being filed solely to provide the information required by Item 9.01 of Form 8-K and does not amend the Initial Report in any manner other than such Item 9.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of Petrodome Energy, LLC, as of and for the years ended December 31, 2016 and 2015, including the Independent Auditor’s Report thereon, and the notes related thereto are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

Unaudited interim consolidated financial statements of Petrodome Energy, LLC, as of October 31, 2017, and for the ten months ended October 31, 2017 and 2016, and the notes related thereto are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of September 30, 2017, and December 31, 2016, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2016, and the nine months ended September 30, 2017, and the notes related thereto, are filed as Exhibit 99.4 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Briggs & Veselka Co.

99.2

Audited consolidated financial statements of Petrodome Energy, LLC as of and for the years ended December 31, 2016 and 2015, including the Independent Auditor’s Report thereon, and the notes related thereto.

99.3	Unaudited interim consolidated financial statements of Petrodome Energy, LLC as of October 31, 2017, and for the ten months ended October 31, 2017 and 2016 and the notes related thereto.

99.4

Unaudited pro forma condensed combined financial statements of the Company as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016 and unaudited pro forma combined statements of operations for the year ended December 31, 2016 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Energy Group, Inc.

Dated: March 12, 2018	By:	/s/ James Doris
James Doris
CEO & Director

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